UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 22, 2003

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Exhibits

99 - Press release dated July 22, 2003

ITEM 9.	REGULATION FD DISCLOSURE

On July 22, 2003, Central Pacific Financial Corp. issued a press release regarding its results of operations and financial condition for the quarterly period ended June 30, 2003.  A copy of the press release is set forth in Exhibit 99.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of operations and Financial Condition" in accordance with SEC Release 33-8216.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 22, 2003	Central Pacific Financial Corp.
(Registrant)

/s/ Clint Arnoldus
Clint Arnoldus
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99	Press Release issued July 22, 2003